Exhibit 4.4

See Restrictions on Reverse Side
organized under the laws of the state of delaware
NUMBER SHARES
LONESTAR RESOURCES US INC.
COMMON STOCK
CUSIP 54240F 20 2
The Corporation is Authorized to Issue 90,000,000 Shares Common Stock—$0.001 Par Value Per Share
This Certifies that SPECIMEN is the owner of fully paid and non-assessable Shares of the Common Stock of LONESTAR RESOURCES US INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.
CHASE C. BOOTH, SECRETARY
FRANK D. BRACKEN, III, CHIEF EXECUTIVE OFFICER
authorized signature

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR
SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO
EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS,
DESIGNATIONS, PREFERENCES AND RELATIVE RIGHTS OF EACH
OUTSTANDING CLASS OR SERIES OF STOCK OF THE CORPORATION, AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES
AND/OR RIGHTS.
For Value Received,
TRANSFEROR NAME
hereby sells,
assigns and transfers unto
ASSIGNEE NAME
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
ASSIGNEE NAME
represented by the within certificate, and hereby
Amount of shares units or other ownership interest
irrevocably constitute and appoint
Dated
The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without any alteration or change.
Witness Signature
Transferor Signature
Signature(s) Guaranteed:
Attorney to transfer said ownership on the books of the within named Company with full power of substitution in the premises.
NOTICE:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.
TEN COM – as tenants in common
TEN ENT – as tenants by the entities
JT TEN –as joint tenants with rights of survivorship and not as tenants in common
UNIF GIFT MIN ACT – Custodian (Minor)
Under Uniform Gifts to Minors Act (State)